UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2022, The Singing Machine Company, Inc. (the “Company”) and its wholly-owned subsidiary, SMC Logistics, Inc. (“SMC”), entered into a Credit and Security Agreement (the “Credit Agreement”) with Fifth Third Bank, National Association, as Lender (“Fifth Third”). The Credit Agreement provides for a three-year secured revolving credit facility in an aggregate principal amount of up to $15,000,000 decreased to $7,500,000 during the period of January 1 through July 31 of each year. The Credit Agreement matures on October 14, 2025.

The revolving credit facility bears interest of (a) the Prime Rate plus 0.50% or (b) the 30 day Term SOFR rate plus 3.00% (subject in each case to a floor of 0.50%), depending on the type of loan requested by the Company. “Term SOFR” means the forward-looking SOFR rate administered by CME Group, Inc. (or other administrator selected by Fifth Third) and published on the applicable Bloomberg LP screen page (or such other commercially available source providing such quotations as may be selected by Fifth Third), fixed by the administrator thereof two business days prior to the commencement of the applicable Interest Period (provided, however, that if Term SOFR is not published for such Business Day, then Term SOFR shall be determined by reference to the immediately preceding Business Day on which such rate is published), rounded upwards, if necessary, to the next 1/8th of 1% and adjusted for reserves if Fifth Third is required to maintain reserves with respect to the relevant Loans, all as determined by Lender in accordance with the Credit Agreement and Fifth Third’s loan systems and procedures periodically in effect.

The Company will be required to pay an unused line fee of 0.35% per annum equal to the difference between (i) the Maximum Revolving Loan Limit then in effect and (ii) the average daily balance of the Revolving Loans for each month, which fee shall be fully earned by Fifth Third and payable monthly in arrears on the first business day of each month. Said fee shall be calculated on the basis of a 360 day year. The Credit Agreement provides for an early termination fee of 2% if the Company prepays or terminates Fifth Third’s commitment to make loans under the Credit Agreement two or more years prior to the maturity or 0.5% if such prepayment occurs less than two year prior to the maturity or during any renewal period.

The obligations under the Credit Agreement are secured by all of the assets of the Company and SMC, presently owned or later acquired, and all cash and non-cash proceeds thereof (including, without limitation, insurance proceeds).

The Credit Agreement contains certain representations and warranties and various affirmative and negative covenants and events of default that the Company considers customary for facilities of this type, including, but not limited to, restrictions on the incurrence of indebtedness, additional liens, mergers, sales of assets, and acquisitions, in each case, subject to certain conditions, exceptions, and thresholds.

The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the entry into the Credit Agreement, the Company terminated the agreements described below:

Existing Crestmark Loan and Security Agreement

On October 13, 2022 (the “Termination Date”), in connection with the entry into the Credit Agreement, the Company terminated the Loan and Security Agreement with Pathward, National Association f/k/a Crestmark, a Division of Metabank, National Association dated June 11, 2020 (the “Existing Crestmark Loan Agreement”). As of the Termination Date, an aggregate of approximately $157,347 was owed to the Company under the Existing Crestmark Loan Agreement.

Existing Iron Horse Credit Loan and Security Agreement

On October 13, 2022, in connection with the entry into the Credit Agreement, the Company terminated the Loan and Security Agreement with Iron Horse Credit dated June 10, 2020 (the “Existing IHC Loan Agreement”). In connection with the Credit Agreement, the outstanding balance, accrued interest and related fees of approximately $2,566,069.44 under the Existing IHC Loan Agreement was repaid using proceeds from the borrowings under the Credit Agreement described in Items 1.01 above and 2.03 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On October 14, 2022, the Company issued a press release in connection with the Company’s entry into the Credit Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Credit and Security Agreement dated October 14, 2022.
99.1	Press Release, issued on October 18, 2022.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2022

THE SINGING MACHINE COMPANY, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer